[FIRST INVESTORS LOGO]


NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

    CONNECTICUT FUND
    FLORIDA FUND
    MASSACHUSETTS FUND
    NEW JERSEY FUND


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                    CONTENTS

INTRODUCTION

FUND DESCRIPTIONS

FUND MANAGEMENT

BUYING AND SELLING SHARES

       How and when do the Funds price their shares?
       How do I buy shares?
       Which class of shares is best for me?
       How do I sell shares?
       Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

       What about dividends and capital gain distributions?
       What about taxes?

       How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

    New York Insured Tax Free Fund
    Multi-State Insured Tax Free Fund

       Connecticut Fund
       Florida Fund
       Massachusetts Fund
       New Jersey Fund

                                  INTRODUCTION


This prospectus describes the New York Insured Tax Free Fund and four of the seventeen single state insured tax-exempt funds within the Multi-State Insured Tax Free Fund which invest primarily in tax-exempt municipal bonds. There is an "Overview" which provides a brief explanation of each Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if one of these Funds may be right for you, we have included in the Overview a section offering examples of who should consider buying a single state Fund. There is also a "Fund in Detail" section with more information on the strategies and risks of the Funds.

None of the Funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                                FUND DESCRIPTIONS

               OVERVIEW OF THE SINGLE STATE INSURED TAX FREE FUNDS

OBJECTIVES:    The New York  Insured  Tax Free Fund ("New  York  Fund") and each fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free Funds" or
               "Funds") seek a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT"). Each Fund also seeks income that is exempt from any applicable state income tax for individual residents of a particular state.

PRIMARY
INVESTMENT
STRATEGIES:    Each Fund invests in  municipal  bonds and  municipal  securities that  pay  interest  that is  exempt  from  federal  income  tax, including  the  AMT,  as well as any  applicable  income  tax for residents  of a  particular  state.  Each Fund  concentrates  its investments  in  municipal  bonds issued by a single  state.  For example,  the  New  York  Fund  invests  primarily  in  New  York municipal  securities,  the Connecticut Fund invests primarily in
               Connecticut  municipal  securities,  and so on.  Each  Fund  also
               invests  in  municipal   securities   that  are  issued  by  U.S.
               commonwealths, possessions or territories as long as they do not produce income that is subject to state income tax. The Florida
               Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax. The Funds generally invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized rating organization, such as Moody's Investors Service, Inc.
               ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. The New York Fund invests in variable rate and floating rate municipal notes, including
               "inverse floaters."






PRIMARY
RISKS: The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk. An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds primarily invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

               AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

          Who should consider buying a Single State Insured Tax Free Fund?

               A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

               o Are seeking a relatively conservative investment which provides a high degree of credit quality,

               o Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for residents of a particular state,

               o    Are seeking a relatively high level of tax-exempt income and
                    are   willing  to  assume  a   moderate   degree  of  market
                    volatility, and

               o Have a long-term investment horizon and are able to ride out market cycles.

               The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

               How have the Single State Insured Tax Free Funds performed?

The following bar charts and tables show you how each Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Funds.

Each Fund has two classes of shares, Class A shares and Class B shares. The bar charts show changes in the performance of each Fund's Class A shares from year to year over the life of the Fund. The performances of Class B shares differ from the performances of Class A shares shown in the bar charts only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The tables show how the average annual total returns for Class A shares and Class B shares of each Single State Insured Tax Free Fund compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index"). The tables assume that the maximum sales charge or CDSC was paid. The Lehman Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                  NEW YORK FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 6.70% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.68% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

NEW YORK FUND
Class A Shares         (1.01)%        3.80%           6.33%           N/A
Class B Shares          0.84          N/A             N/A             6.30%
Lehman Index            6.48          6.21            8.21            9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                CONNECTICUT FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.41% (for the quarter ended March 31, 1995), and the lowest quarterly return was -6.33% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                     Inception        Class B Shares
                       1 Year*       5 Years*        Class A Shares   (1/12/95)

CONNECTICUT FUND
Class A Shares+        (0.50)%       4.11%           6.52%            N/A
Class B Shares         1.22          N/A             N/A              7.10%
Lehman Index           6.48          6.21            8.32++           9.26**

+   Class A shares commenced operations on 10/8/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                  FLORIDA FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.39% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.76% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                     Inception        Class B Shares
                       1 Year*       5 Years*        Class A Shares   (1/12/95)

FLORIDA FUND
Class A Shares+        (0.55)%       4.74%           7.17%            N/A
Class B Shares         1.19          N/A             N/A              7.62%
Lehman Index           6.48          6.21            8.32++           9.26**

+   Class A shares commenced operations on 10/5/90.
++  The average annual total return shown is for the period 9/30/90 to 12/31/98.
*   The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                               MASSACHUSETTS FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 7.34% (for the quarter ended June 30, 1989), and the lowest quarterly return was -4.80% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

MASSACHUSETTS FUND
Class A Shares         (1.23)%       4.07%           7.04%            N/A
Class B Shares         0.60          N/A             N/A              6.69%
Lehman Index           6.48          6.21            8.21             9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

                                NEW JERSEY FUND

                 [BAR CHART SHOWING CLASS A PERFORMANCE OMITTED]

During the periods shown, the highest quarterly return was 8.11% (for the quarter ended June 30, 1989), and the lowest quarterly return was -5.36% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                                                      Inception
                                                                      Class B Shares
                       1 Year*       5 Years*        10 Years*        (1/12/95)

NEW JERSEY FUND
Class A Shares         (0.80)%       3.96%           7.12%            N/A
Class B Shares         1.00          N/A             N/A              6.00%
Lehman Index           6.48          6.21            8.21             9.26**

*  The annual returns are based upon calendar years.
** The average annual total return shown is for the period 1/1/95 to 12/31/98.

          What are the fees and expenses of the Single State Insured Tax Free Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                                  FEE WAIVERS
                                    DISTRIBUTION                     TOTAL          AND/OR
                                    AND SERVICE                    ANNUAL FUND    EXPENSE
                     MANAGEMENT       (12B-1)         OTHER        OPERATING      ASSUMPTIONS        NET
                       FEES (1)      FEES (2)       EXPENSES(3)    EXPENSES(4)    (1), (3)        EXPENSES(4)
                     ----------     ------------    -----------    -----------    -----------     -----------

NEW YORK FUND
Class A Shares         0.75%        0.30%           0.17%          1.22%          0.12%           1.10%
Class B Shares         0.75         1.00            0.17           1.92           0.12            1.80


CONNECTICUT FUND
Class A Shares         0.75%        0.20%           0.23%          1.18%          0.38%           0.80%
Class B Shares         0.75         1.00            0.23           1.98           0.38            1.60


FLORIDA FUND
Class A Shares         0.75%        0.20%           0.18%          1.13%          0.33%           0.80%
Class B Shares         0.75         1.00            0.18           1.93           0.33            1.60


MASSACHUSETTS FUND
Class A Shares         0.75%        0.20%           0.21%          1.16%          0.36%           0.80%
Class B Shares         0.75         1.00            0.21           1.96           0.36            1.60


NEW JERSEY FUND
Class A Shares         0.75%        0.20%           0.17%          1.12%          0.15%           0.97%
Class B Shares         0.75         1.00            0.17           1.92           0.15            1.77


(1)  For the fiscal year ended  December 31, 1998, the Adviser waived  Management  Fees as follows:  in excess of 0.65% for New York Fund; in excess of 0.50% for Connecticut Fund; in excess of 0.50% for
     Florida Fund;  in excess of 0.50% for  Massachusetts  Fund;  and in excess of 0.60% for New Jersey
     Fund. The Adviser has contractually  agreed to waive Management Fees for a period of twelve months commencing on May 1, 1999 as follows:  in excess of 0.63% for New York Insured; in excess of 0.50%

                                                  11


     for  Connecticut  Fund; in excess of 0.50% for Florida Fund; in excess of 0.50% for  Massachusetts
     Fund; and in excess of 0.60% for New Jersey Fund.
(2)  Because each Fund pays Rule 12b-1 fees,  long-term  shareholders  could pay more than the economic equivalent  of the maximum  front-end  sales  charge  permitted  by the  National  Association  of
     Securities Dealers, Inc.
(3)  The Adviser has  contractually  agreed  with the  Multi-State  Insured Tax Free Fund to assume the
     Other Expenses of certain of the Funds for a period of twelve months  commencing on May 1, 1999 as follows:  in excess of 0.10% for  Connecticut  Fund; in excess of 0.10% for Florida  Fund;  and in excess of 0.10% for Massachusetts Fund.
(4)  Each Fund has an expense offset  arrangement that may reduce the Fund's custodian fee based on the amount  of cash  maintained  by the Fund  with its  custodian.  Any  such fee  reductions  are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   ONE YEAR   THREE YEARS    FIVE YEARS   TEN YEARS

If you redeem your shares:

NEW YORK FUND
Class A shares                       $730        $977         $1,243       $2,000
Class B shares                        583         891          1,226        2,052*

CONNECTICUT FUND
Class A shares                       $702        $941         $1,199       $1,936
Class B shares                        563         885          1,232        2,068*

FLORIDA FUND
Class A shares                       $702        $931         $1,178       $1,886
Class B shares                        563         874          1,211        2,019*

MASSACHUSETTS FUND
Class A shares                       $702        $937         $1,191       $1,916
Class B shares                        563         880          1,224        2,048*

NEW JERSEY FUND
Class A shares                       $718        $945         $1,190       $1,890
Class B shares                        580         889          1,223        2,023*


                                       12


If you do not redeem your shares:

NEW YORK FUND
Class A shares                       $730        $977         $1,243       $2,000
Class B shares                        183         591          1,026        2,052*

CONNECTICUT FUND
Class A shares                       $702        $941         $1,199       $1,936
Class B shares                        163         585          1,032        2,068*

FLORIDA FUND
Class A shares                       $702        $931         $1,178       $1,886
Class B shares                        163         574          1,011        2,019*

MASSACHUSETTS FUND
Class A shares                       $702        $937         $1,191       $1,916
Class B shares                        163         580          1,024        2,048*

NEW JERSEY FUND
Class A shares                       $718        $945         $1,190       $1,890
Class B shares                        180         589          1,023        2,023*

*Assumes conversion to Class A shares eight years after purchase.

                THE SINGLE STATE INSURED TAX FREE FUNDS IN DETAIL

     What are the Single State Insured Tax Free Funds' objectives, principal investment strategies, and risks?

OBJECTIVES: Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 80% of its total assets in municipal bonds and other types of municipal securities ("Municipal Securities") that pay interest that is exempt from federal income tax, including the AMT. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for residents of the state. At least 65% of each Fund's assets will be invested in municipal bonds and securities of a single state. For example, the New York Fund will invest at least 65% of its assets in New York bonds, the Connecticut Fund will invest at least 65% of its assets in Connecticut bonds, and so on. Each Fund may also invest in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of

New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase bonds and other municipal securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While every municipal bond purchased by the Funds must be insured, the Funds are allowed to invest up to 35% of their assets in securities that are not insured. (In other words, at least 65% of each Fund's assets must be insured.) In general, the non-insured securities held by the Funds are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

New York Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." These securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate more than other bonds in response to interest rate changes and therefore cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. While the Funds do not intend to buy any instruments whose interest income is subject to Federal income tax or is a tax preference item, up to 20% of each Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Single State Insured Tax Free Funds:

INTEREST RATE RISK: The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline; when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Funds on some of their investments will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

CONCENTRATION RISK: Since each Fund invests primarily in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Funds are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 35% of each Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of an investment, it decreases yield as insurance must be paid for directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Funds, or the share price of the Funds.

MARKET RISK: The Funds are subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

DERIVATIVE SECURITIES RISK: Because the New York Fund invests in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate significantly more than other bonds as the result of interest rate changes.

YEAR 2000 RISKS: The values of securities owned by the Funds may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Funds may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Funds' investments and returns.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Funds' operations and determines the Funds' portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.65% of average daily net assets, net of waiver, for New York Fund; 0.50% of average daily net assets, net of waiver, for Connecticut Fund; 0.50% of average daily net assets, net of waiver, for Florida Fund; 0.50% of average daily net assets, net of waiver, for Massachusetts Fund; and 0.60% of average daily net assets, net of waiver, for New Jersey Fund.

Clark D. Wagner serves as Portfolio Manager of the Funds. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO and its affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              How do I buy shares?

You  may  buy  shares  of  each  Fund  through  a  First  Investors   registered
representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, NJ offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., ET. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                          Class A Shares

Your investment              Sales Charge as a percentage of
                             -------------------------------
                         offering price        net amount invested

Less than $25,000            6.25%                 6.67%
$25,000-$49,999              5.75                  6.10
$50,000-$99,999              5.50                  5.82
$100,000-$249,999            4.50                  4.71
$250,000-$499,999            3.50                  3.63
$500,000-$999,999            2.50                  2.56
$1,000,000 or more              0*                    0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                             Class B Shares
             Year of Redemption                              CDSC as a Percentage of Purchase
             ------------------                              Price or NAV at Redemption
                                                                   --------------------
             Within the 1st or 2nd year....................            4%
             Within the 3rd or 4th year....................            3
             In the 5th year...............................            2
             In the 6th year...............................            1
             Within the 7th year and 8th year..............            0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF A FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day a Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, a Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of a Fund's fiscal year. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of a Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in a Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in a Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

For individual shareholders, any income dividends paid by a Fund should generally be exempt from federal income taxes, including the AMT. Dividends, if any, paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes, if any, for individual resident shareholders of a particular Fund's state and in certain cases, exempt from local taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. Long-term capital gain distributions by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Short-term capital gains by a Fund are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.


-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ----------------------------------------     -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------
NEW YORK FUND
CLASS A
1/1/94 - 12/31/94.........      $15.18       $.758         $(1.510)      $(.752)       $.768            $--       $.768
1/1/95 - 12/31/95.........       13.66        .738           1.331        2.069         .740            .059       .799
1/1/96 - 12/31/96.........       14.93        .719           (.298)        .421         .720            .091       .811
1/1/97 - 12/31/97.........       14.54        .709            .395        1.104         .708            .076       .784
1/1/98 - 12/31/98.........       14.86        .674            .137         .811         .676            .145       .821
CLASS B
1/12/95* - 12/31/95.......       13.76        .616           1.232        1.848         .619            .059       .678
1/1/96 - 12/31/96.........       14.93        .617           (.306)        .311         .620            .091       .711
1/1/97 - 12/31/97.........       14.53        .608            .406        1.014         .608            .076       .684
1/1/98 - 12/31/98.........       14.86        .569            .134         .703         .568            .145       .713

*      Date Class B shares were first offered.
**     Calculated without sales charge.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIO TO AVERAGE NET ASSETS
                                                          RATIO TO AVERAGE        BEFORE EXPENSES WAIVED OR
                                                             NET ASSETS ++                 ASSUMED
                                                       -----------------------    ---------------------------------------
    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
   ----------            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)
-------------------------------------------------------------------------------------------------------------------------
     $13.66              (5.03)          $193,916             1.28         5.30        N/A          N/A                55
      14.93              15.45            215,259             1.23         5.10        N/A          N/A                53
      14.54               2.95            203,496             1.23         4.93        N/A          N/A                53
      14.86               7.82            195,273             1.17         4.86        1.22        4.81                24
      14.85               5.59            187,544             1.12         4.54        1.22        4.44                44


      14.93               13.66             1,156             2.00+        4.34+       N/A          N/A                53
      14.53                2.18             2,242             1.93         4.23        N/A          N/A                53
      14.86                7.16             3,602             1.87         4.16        1.92        4.11                24
      14.85                4.84             5,271             1.82         3.84        1.92        3.74                44


-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ---------------------------------            -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------

CONNECTICUT  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.05       $.609          $(1.480)      $(.871)      $.609             $--       $.609
1/1/95 - 12/31/95.........       11.57        .617            1.333        1.950        .620              --        .620
1/1/96 - 12/31/96.........       12.90        .619            (.202)        .417        .617              --        .617
1/1/97 - 12/31/97.........       12.70        .613             .471        1.084        .614              --        .614
1/1/98 - 12/31/98.........       13.17        .607             .186         .793        .603              --        .603
CLASS B
1/12/95* - 12/31/95.......       11.67        .512            1.242        1.754        .524              --        .524
1/1/96 -12/31/96..........       12.90        .522            (.204)        .318        .518              --        .518
1/1/97 - 12/31/97.........       12.70        .516             .470         .986        .516              --        .516
1/1/98 - 12/31/98.........       13.17        .500             .176         .676        .496              --        .496


FLORIDA  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.14       $.642          $(1.346)      $(.704)      $.646             $--       $.646
1/1/95 - 12/31/95.........       11.79        .640            1.527        2.167        .647              --        .647
1/1/96 - 12/31/96.........       13.31        .623            (.198)        .425        .625              --        .625
1/1/97 - 12/31/97.........       13.11        .624             .547        1.171        .624            .037        .661
1/1/98 - 12/31/98.........       13.62        .616             .195         .811        .613            .068        .681
CLASS B
1/12/95* - 12/31/95.......       11.87        .529            1.460        1.989        .549              --        .549
1/1/96 -12/31/96..........       13.31        .530            (.204)        .326        .526              --        .526
1/1/97 - 12/31/97.........       13.11        .531             .552        1.083        .526            .037        .563
1/1/98 -12/31/98..........       13.63        .507             .186         .693        .505            .068        .573


    *  Date Class B shares were first offered.
   **  Calculated without sales charge.
    +  Annualized.
   ++  Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIO TO AVERAGE NET ASSETS
                                                               RATIO TO AVERAGE  BEFORE EXPENSES WAIVED OR
                                                                  NET ASSETS ++            ASSUMED
                                                               ----------------  ---------------------------

    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
        -----            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)

     $11.57               (6.75)          $14,848              .87         5.01       1.22         4.66                63
      12.90               17.18            16,725              .85         4.98       1.20         4.63                26
      12.70                3.37            15,203              .81         4.92       1.23         4.50                15
      13.17                8.77            16,151              .80         4.78       1.17         4.41                14
      13.36                6.15            17,434              .80         4.58       1.16         4.22                25

      12.90               15.28               857             1.71+        4.12+      2.07+        3.76+               26
      12.70                2.57             1,505             1.61         4.12       2.02         3.71                15
      13.17                7.95             2,891             1.60         3.98       1.97         3.61                14
      13.35                5.22             3,484             1.60         3.78       1.96         3.42                25


     $11.79               (5.39)          $19,765              .62         5.24       1.19         4.67                98
      13.31               18.77            22,229              .75         5.05       1.15         4.65                68
      13.11                3.34            23,299              .83         4.80       1.16         4.47                55
      13.62                9.18            23,840              .80         4.71       1.11         4.40                19
      13.75                6.09            25,873              .80         4.50      1.10          4.20                44

      13.31               17.06               299             1.68+        4.12+     2.09+         3.70+               68
      13.11                2.56               549             1.62         4.01      1.95          3.68                55
      13.63                8.38               837             1.60         3.91      1.91          3.60                19
      13.75                5.19               858             1.60         3.70      1.90          3.40                44



-----------------------------------------------------------------------------------------------------
                                                PER SHARE DATA
                             ------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS FROM
                                        ----------------------------------------     -----------------------
                                 ASSET                 NET REALIZED                      NET
                                 VALUE         NET   AND UNREALIZED   TOTAL FROM     INVEST-             NET       TOTAL
                                 -----  INVESTMENT   GAIN (LOSS) ON   INVESTMENT        MENT        REALIZED     DISTRI-
                   BEGINNING OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME            GAIN     BUTIONS
------------------------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND
CLASS A
1/1/94 - 12/31/94.........      $12.28       $.627          $(1.267)      $(.640)      $.630             $--       $.630
1/1/95 - 12/31/95.........       11.01        .612            1.227        1.839        .613            .016        .629
1/1/96 - 12/31/96.........       12.22        .603            (.256)        .347        .602            .045        .647
1/1/97 - 12/31/97.........       11.92        .601             .356         .957        .603            .074        .677
1/1/98 - 12/31/98.........       12.20        .586             .049         .635        .578            .237        .815
CLASS B
1/12/95* - 12/31/95.......       11.09        .508            1.155        1.663        .527            .016        .543
1/1/96 -12/31/96..........       12.21        .514            (.263)        .251        .506            .045        .551
1/1/97 - 12/31/97.........       11.91        .508             .353         .861        .507            .074        .581
1/1/98 -12/31/98..........       12.19        .488             .061         .549        .482            .237        .719


NEW JERSEY  FUND
CLASS A
1/1/94 - 12/31/94.........      $13.51       $.659          $(1.448)      $(.789)      $.661             $--       $.661
1/1/95 - 12/31/95.........       12.06        .648            1.291        1.939        .652            .097        .749
1/1/96 - 12/31/96.........       13.25        .636            (.245)        .391        .636            .015        .651
1/1/97 - 12/31/97.........       12.99        .630             .427        1.057        .629            .118        .747
1/1/98 - 12/31/98.........       13.30        .606             .153         .759        .607            .142        .749
CLASS B
1/12/95* - 12/31/95.......       12.14        .526            1.199        1.725        .528            .097        .625
1/1/96 -12/31/96..........       13.24        .533            (.253)        .280        .535            .015        .550
1/1/97 - 12/31/97.........       12.97        .525             .433         .958        .530            .118        .648
1/1/98 -12/31/98..........       13.28        .498             .153         .651        .499            .142        .641


*      Date Class B shares were first offered.
**     Calculated without sales charge.
+      Annualized.
++     Net of expenses waived or assumed by the investment adviser and/or the transfer agent.

--------------------------------------------------------------------------------------------------------------------------------
                                                     RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIO TO AVERAGE NET ASSETS
                                                              RATIO TO AVERAGE    BEFORE EXPENSES WAIVED OR
                                                                 NET ASSETS ++              ASSUMED
                                                              ----------------    ---------------------------
    NET ASSET                                                               NET                     NET         PORTFOLIO
        VALUE      TOTAL RETURN        NET ASSETS                    INVESTMENT              INVESTMENT          TURNOVER
        -----            ** (%)     END OF PERIOD         EXPENSES       INCOME   EXPENSES       INCOME              RATE
END OF PERIOD                      (IN THOUSANDS)              (%)          (%)        (%)          (%)               (%)

     $11.01              (5.30)           $20,838              .95         5.45       1.20         5.20               64
      12.22              17.07             23,180              .90         5.22       1.15         4.97               40
      11.92               2.99             22,543              .86         5.08       1.18         4.76               45
      12.20               8.27             22,852              .80         5.01       1.15         4.66               28
      12.02               5.33             22,421              .80         4.82       1.15         4.47               49

      12.21              15.28                314             1.76+        4.36+      2.01+        4.10+              40
      11.91               2.16                519             1.66         4.28       1.98         3.96               45
      12.19               7.41                783             1.60         4.21       1.95         3.86               28
      12.02               4.60              1,426             1.60         4.02       1.95         3.67               49


     $12.06              (5.91)           $55,379               .99         5.21       1.14         5.06               60
      13.25              16.41             59,153               .99         5.06       1.14         4.91               30
      12.99               3.09             58,823               .98         4.92       1.13         4.77               35
      13.30               8.36             59,243               .96         4.81       1.11         4.66               22
      13.31               5.84             60,585               .97         4.53       1.11         4.39               27

      13.24              14.45                957              1.81+        4.24+      1.97+        4.08+              30
      12.97               2.22              1,603              1.78         4.12       1.93         3.97               35
      13.28               7.56              2,011              1.76         4.01       1.91         3.86               22
      13.29               5.00              2,562              1.77         3.73       1.91         3.59               27

[FIRST INVESTORS LOGO]

NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND

    CONNECTICUT FUND
    FLORIDA FUND
    MASSACHUSETTS FUND
    NEW JERSEY FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, D.C. 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                   (Investment Company Act File No.: First Investors New York Insured Tax Free Fund, Inc. 811-3843; First Investors Multi-State Insured Tax Free Fund 811-4623)